5. Notes Payable	6 Months Ended
Jun. 30, 2013
Notes
5. Notes Payable

5.                   Notes Payable

 The notes outstanding are summarized by their terms below:

Schedule of Debt

	June 30, 2013	December 31, 2012
Notes payable, issued to individuals, various origination dates, all maturing within one year, at interest rate of 10%	$ 9,000	$ 22,500
Convertible promissory note, extended by mutual agreement, maturing within year, 10% interest, convertible into 15,000 shares of common stock	1,500	1,500
Convertible promissory notes, maturing 180 days from origination date, 8-10% interest, convertible at discount to trading price (a), (b)	200,000	-
Face value of notes	$ 210,500	$ 24,000
Debt discounts, attributable to beneficial conversion features of convertible debt, and deferred financing costs	110,083
	$ 100,417	$ 24,000

(a)      The Company evaluated the terms of the convertible notes, totaling $200,000, in accordance with ASC Topic No. 815 - 40, Derivatives and Hedging - Contracts in Entity’s Own Stock and determined that the underlying common stock is indexed to the Company’s common stock. The Company determined that the conversion features meet the definition of a liability and therefore bifurcated the conversion feature and accounted for it as a separate derivative liability. The Company evaluated the conversion feature for a beneficial conversion feature. The effective conversion price was compared to the market price on the date of the note and was deemed to be less than the market value of underlying common stock at the inception of the note. Therefore, the Company recognized a debt discounts on the notes in the amount of $200,000 at the origination date. The debt discount was recorded as reduction (contra-liability) to the Convertible Notes Payable. The debt discount is being amortized over the life of the notes.  The Company recognized financing costs in the amount of $219,081 on these unconverted notes.  Additionally, the notes called for an immediate withholding of proceeds as service charges, which has been treated as an original issue discount or deferred financing costs, a contra-liability charge, which is to be amortized as finance cost over the life of the loan.

(b)     In 2013, the Company issued a 10% unsecured convertible promissory note (the “Promissory Note”) for the principal sum of up to $250,000 and accrued interest on any advanced principal funds. The consideration is $225,000 with an original issue discount of $25,000. Upon issuance of the Promissory Note the lender immediately advanced the sum of $50,000 to the Company. The lender subsequently made two advances of $25,000, and may elect to pay additional consideration to the Company in such amounts and at such times as the Lender may choose in its sole discretion up to $150,000 and thereafter only with consent by the Company. The principal sum due the Lender shall be prorated based on the actual total consideration paid to the Company by the Lender such that the Company will only be required to repay the amount funded by the lender, nor shall any interest or other rights extend to any unfunded portion of the Promissory Note.

The Promissory Note matures one year from its issuance. The Promissory Note may be converted by the Lender into shares of common stock of the Company at the lesser of $.025 per share or sixty percent (60%) of the lowest trade price in the twenty five (25) trading days prior to the conversion of any outstanding funded principal or accrued interest under the Promissory Note.

A derivative liability, in the amount of $634,219 has been recorded, as of June 30, 2013, related to the above notes.  The derivative value was calculated using the Black-Scholes method.  Assumptions used in the derivative valuation were as follows:

Weighted Average:
Dividend rate	0.0%
Risk-free interest rate	.08%
Expected lives (years)	.167
Expected price volatility	448%
Forfeiture Rate	0.0%